UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2026 (July 23, 2026)

Market Technology Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43404	30-1492041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

616 Mill Road

Rhinebeck, NY 12572

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 362-1067

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MTAKU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MTAK	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MTAKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 27, 2026, Market Technology Acquisition Corp (the “Company”) consummated its initial public offering (“IPO”), in which it issued and sold 20,500,000 units (the “Units”), including 500,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $205,000,000. Each Unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-296835) relating to the IPO (the “Registration Statement”):

●	An Underwriting Agreement, dated July 23, 2026, by and between the Company and BTIG, LLC, as representative of the underwriters identified therein, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated July 23, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 23, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 23, 2026, by and among the Company and certain security holders, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 23, 2026 (the “Sponsor Private Placement Units Purchase Agreement”), by and between the Company and Market Technology Acquisition Sponsor LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 23, 2026 (the “BTIG Private Placement Units Purchase Agreement” and, together with the Sponsor Private Placement Units Purchase Agreement, the “Private Placement Units Purchase Agreements”), by and between the Company and BTIG, LLC, a copy of which is filed as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 23, 2026, by and among the Company, its officers and directors and the Sponsor, a copy of which is filed as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated July 23, 2026, by and between the Company and the Sponsor, a copy of which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private placement of an aggregate of 712,500 units (the “Private Placement Units”) to the Sponsor and BTIG, LLC, the representative of the underwriters. The Private Placement Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $7,125,000. Each Unit consists of one Class A Ordinary Share and one-half of one redeemable Warrant, with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. Of the 712,500 Private Placement Units, the Sponsor purchased 452,500 Private Placement Units and BTIG, LLC purchased 260,000 Private Placement Units. The Warrants included in the Private Placement Units are identical to the Warrants included in the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to the private placements. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2026, in connection with the IPO, Gary Greenberg was appointed to the board of directors of the Company (the “Board”). Each of Mr. Greenberg and existing directors Steve Sun and Raymond Tam were appointed to the Board’s Audit Committee, with Mr. Greenberg serving as chair of the Audit Committee. Each of Mr. Greenberg, Mr. Sun and Mr. Tam were appointed to the Board’s Compensation Committee, with Mr. Sun serving as chair of the Compensation Committee.

On July 23, 2026, the Company entered into indemnity agreements with each of its directors and officers. These agreements require the Company to indemnify each of its officers and directors to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of indemnity agreement, a copy of which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2026, in connection with the IPO, the Company filed its amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) with the Cayman Islands Registrar of Companies, effective July 23, 2026. The terms of the Amended and Restated Memorandum and Articles of Association are described in the Registration Statement. A copy of the Amended and Restated Memorandum and Articles of Association is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

Simultaneously with the closing of the IPO, a total of $206,500,000, representing the predominant portion of the sum of the net IPO proceeds and the proceeds of the sales of the Private Placement Units, was placed into a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Such amount equals $10.05 per Unit issued and sold in the IPO. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO (or by such earlier liquidation date as the Company’s board of directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 21 months from the closing of the IPO or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

Previously, on April 28, 2026, the Sponsor had purchased 7,666,667 Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”), up to 1,000,000 of which were subject to forfeiture depending on the extent to which, in the IPO, the underwriters’ over-allotment option was not exercised. Prior to the closing of the IPO, BTIG, LLC, as representative of the underwriters, exercised the over-allotment option as to 500,000 optionable Units and waived the over-allotment option as to remaining 2,500,000 optionable Units. As a consequence, in connection with the closing of the IPO, the Sponsor forfeited 833,334 Class B Ordinary Shares, effected as a surrender of shares for no consideration under Cayman Islands law, and thereafter held 6,833,333 Class B Ordinary Shares.

On July 23, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On July 27, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 23, 2026, by and between the Company and BTIG, LLC, as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Warrant Agreement, dated July 23, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Investment Management Trust Agreement, July 23, 2026, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.2	Registration Rights Agreement, dated July 23, 2026, by and among the Company and certain security holders.

10.3	Private Placement Units Purchase Agreement, dated July 23, 2026, by and between the Company and the Sponsor.

10.4	Private Placement Units Purchase Agreement, dated July 23, 2026, by and between the Company and BTIG, LLC.

10.5	Letter Agreement, dated July 23, 2026, by and among the Company, its officers and directors and the Sponsor.

10.6	Administrative Services Agreement, dated July 23, 2026, by and between the Company and Market Technology Acquisition Sponsor LLC.

10.7	Form of Indemnity Agreement.

99.1	Press Release, dated July 23, 2026.

99.2	Press Release, dated July 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKET TECHNOLOGY ACQUISITION CORP

	By:	/s/ Jonathan Slone
	Name:	Jonathan Slone
	Title:	Chief Executive Officer

Dated: July 28, 2026

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